UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 04, 2007
MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 752-1420
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 4, 2007, the Company issued a press release announcing the final data from the randomized phase 2 clinical trial of adecatumumab (MT201) in metastic breast cancer patients, including recent exploratory posthoc subgroup analyses, a copy of which is attached hereto as Exhibit 99.1. The Company has produced a poster presentation with more detailed information of the phase 2 clinical trial, a copy of which is attached hereto as exhibit 99.2.
A courtesy pdf version of the poster presentation (exhibit 99.2) is also attached hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 4, 2007
99.2	Poster Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.
Date: June 4, 2007	By:	/s/ Matthias Alder
	Name:	Matthias Alder
	Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 4, 2007
99.2	Poster Presentation